Exhibit 10.42

Assignment Of Life Insurance Policy as Collateral

INSTRUCTIONS:

Use this form to assign a policy(ies) as collateral for a loan. By completing this form, the Owner will transfer certain ownership rights as outlined in Section III, B to the Collateral Assignee.

Please complete this form in its entirety to avoid any delays in processing. If you need assistance in completing this form, please call your representative, sales office, or the appropriate number listed under How to Submit this Form.

The Company indicated in this section is referred to as “the Company.”	☒ Metropolitan Life Insurance Company ☐ New England Life Insurance Company ☐ General American Life Insurance Company ☐ MetLife Insurance Company of Connecticut	☐ First MetLife Investors Insurance Company ☐ MetLife Investors USA Insurance Company ☐ MetLife Investors Insurance Company ☐ Metropolitan Tower Life Insurance Company

Policy Number(s) 213017769MLU             ,                                          ,

SECTION I - About the Insured

First Name	Middle Name	Last Name
Carl	A	Grimstad

SECTION II - About the Collateral Assignee

Name of Assignee	Tax ID of Assignee
iPayment, Inc.	62-1847043

Number and Street/Post Office Box Tower 56, 126 East 56th Street, 33rd Floor

City	State	Zip	E-Mail Address
New York	NY	10022

If Assignee is a Trust, list name(s) of all currently serving trustees:

First Name	Middle Name	Last Name

First Name	Middle Name	Last Name

First Name	Middle Name	Last Name

▶ Owner Initial Here Date 3/4/13	1 of 4

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SECTION III - Terms of the Assignment

A. For Value Received the undersigned hereby assign, transfer and set over to the above Assignee, its successors and assigns (herein called the “Assignee”), the above Policies issued by the Company and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the “Policy”), upon the life of the above Insured and all claims, option, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Company may have against the Policy. The undersigned by this instrument jointly and severally agree and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

B. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

1.	The sole right to collect from the Company the net proceeds of the Policy when it becomes a claim by death or maturity;

2.	The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Company may allow;

3.	The sole right to obtain one or more loans or advances on the Policy, either from the Company or, at any time from other persons, and to pledge or assign the Policy as security for such loans or advances;

4.	The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Company in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

5.	The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Company and to receive all benefits and advantages derived therefrom.

C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

1.	The right to collect from the Company any disability benefit payable in cash that does not reduce the amount of insurance;

2.	The right to designate and change the beneficiary; and

3.	The right to elect any optional mode of settlement permitted by the Policy or allowed by the Company; but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise between any of the undersigned and the Assignee with respect to the above Policy (all of which liabilities secured or to become secured are herein called “Liabilities”).

E. The Assignee covenants and agrees with the undersigned as follows:

1.	That any balance of sums received hereunder from the Company remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

2.	That the Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Company, until there has been default in any of the Liabilities or a failure to pay any premiums when due, nor until twenty days after the Assignee shall have mailed, by first-class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically referring to this assignment, notice of intention to exercise such right; and

3.	That the Assignee will upon request forward without unreasonable delay to the Company the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. The Company is hereby authorized to recognize the Assignee’s claims to the rights hereunder without investigation the reason for any action taken by the Assignee, or the validity of the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E (2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient of the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefore to the Company. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

G. The Assignee shall be under no obligation to pay any premium, or the principal of or interest on any loans or advance on the Policy whether or not obtained by the Assignee, or any other charges on the Policy, but any such amounts so paid by the Assignee from its own funds, shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at the annual percentage rate then in effect for the note or other evidence of liability.

▶ Owner Initial Here Date 3/4/13	2 of 4

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H. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but (except as restricted by Paragraph E (2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

I. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

J. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

K. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

Signatures

All Owners are required to sign this form. Any Irrevocable Beneficiary must sign this form.

Please sign as shown below:

A Partnership	The signature and title of one authorized partner (other than the Insured).

A Sole Proprietorship	The full name of the business should be printed with the signature of the owner followed by the word “sole owner.”

A Trust	Signatures, followed by the word “Trustee,” of all required Trustees. Also submit a Trust Certification, which is available from your representative, sales office, or the appropriate number listed under How to Submit this Form.

A Corporation	The signature and title of one officer (other than the Insured).

An Individual acting on behalf of the Owner	The full name of the Owner’s fiduciary or agent and the legal documentation of the authority to act (e.g., power of attorney, guardianship papers, etc.).

Type of Owner: ☐ Individual ☒ Trust	☐ Corporation or Partnership	Tax ID or Social Security Number ###-##-####

Name of Trust, Corporation or Partnership The Carl A Grimstad 2013 Insurance Trust I	Date of Trust 1/25/2013

▶	Signature		Date 3/4/13	Title (If you are acting in a representative capacity) Trustee

	Printed Name - First	Middle		Last

	J. Daniel			Schmidt

▶	Signature of Witness			Date 3/4/13

	Printed Name - First	Middle		Last

Number and Street/Post Office Box of Owner Tower 56, 126 East 56th Street, 33rd Floor

City	State	Zip	E-Mail Address
New York	NY	10022

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Type of Co-Owner: ☐ Individual ☐ Trust	☐ Corporation or Partnership	Tax ID or Social Security Number

Name of Trust, Corporation or Partnership	Date of Trust

	Signature of Co-Owner		Date	Title (If you are acting in a representative capacity)
▶
	Printed Name - First	Middle		Last

	Signature of Witness			Date
▶
	Printed Name - First	Middle		Last

Beneficiary’s signature is necessary only if beneficiary is irrevocably designated or if required by assignee. Type of Beneficiary: ☐ Individual ☒ Trust ☐ Corporation or Partnership

Name of Trust, Corporation or Partnership The Carl A Grimstad 2013 Insurance Trust I	Date of Trust 1/25/2013

▶	Signature of Beneficiary		Date 3/4/13	Title (if you are acting in a representative capacity) Trustee

	Printed Name - First	Middle		Last

	J Daniel			Scmidt

	Signature of Witness			Date
▶				3/4/13

	Printed Name - First	Middle		Last

Type of Beneficiary: ☐ Individual ☐ Trust ☐ Corporation or Partnership Name of Trust, Corporation or Partnership	Date of Trust

	Signature of Beneficiary		Date	Title (If you are acting in a representative capacity)
▶

	Printed Name - First	Middle		Last

	Signature of Witness			Date
▶

	Printed Name - First	Middle		Last

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